CUSIP NO. 440506 10 3             13D                        Page 9 of 14 Pages




                                                                      Exhibit GG

                                                March 8, 1994


MERRILL LYNCH & CO.
  Merrill Lynch, Pierce,
  Fenner & Smith Incorporated
Alex. Brown & Sons Incorporated
c/o Merrill Lynch & Co.
  Merrill Lynch, Pierce,
  Fenner & Smith Incorporated
Merrill Lynch World Headquarters
North Tower
New York, New York 10281-1201


Ladies and Gentlemen:

            The undersigned is a securityholder of Hanover Direct, Inc.
(the "Company"). The undersigned understands that the Company and certain securityholders of the Company plan to sell shares of the Company's common stock, par value $.662/3 per share ("Common Stock"), including shares subject to over-allotment options, to certain underwriters (the "Underwriters") represented by Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Alex. Brown & Sons Incorporated. The Underwriters propose to offer such shares of Common Stock to the public (the "Offering").

            In order to induce the Underwriters to participate in the Offering, the undersigned represents and agrees that from the date of this letter until 180 days after the Registration Statement on Form S-3 (Registration No. 33-52353) relating to the sale of 10,000,000 shares of Common Stock (excluding the shares of Common Stock to be sold upon exercise of the Underwriters' over-allotment options) filed by the Company with the Securities and Exchange Commission, as amended (the "Registration Statement"), becomes effective, the undersigned will not, without the prior written consent of Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, directly or indirectly sell (or offer or contract to sell), transfer, pledge or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock except to affiliates of NAR Group Limited; provided, however, that any such affiliate-transferee will execute and deliver a copy of this letter agreement to Merill Lynch & Co.

CUSIP NO. 440506 10 3             13D                      Page 10 of 14 Pages




            This letter will further confirm that the undersigned has not taken, and until 180 days after the effective date of the Registration Statement, will not take, directly or indirectly, any action which might result in the stabilization of the price of the Common Stock.

            This letter may be relied upon by the Company and the Underwriters.

                                                   Very truly yours,

                                                   QUADRANT CAPITAL CORP.


                                                   By:    /s/John R. Schoemer
                                                      -----------------------
                                                      Name:  John R. Schoemer
                                                      Title: Vice President

Confirmed and accepted as of
the date first above written:

MERRILL LYNCH & CO.
  Merrill Lynch, Pierce,
  Fenner & Smith Incorporated
ALEX. BROWN & SONS INCORPORATED

By:  MERRILL LYNCH & CO.
       Merrill Lynch, Pierce,
       Fenner & Smith Incorporated


By:      /s/Charles S. Hilliard
     --------------------------
     Name:  Charles S. Hilliard
     Title: Associate

On behalf of themselves and each of the
Underwriters

CUSIP NO. 440506 10 3             13D                       Page 11 of 14 Pages




                                                                      Exhibit GG

                                              March 8, 1994


MERRILL LYNCH & CO.
  Merrill Lynch, Pierce,
  Fenner & Smith Incorporated
Alex. Brown & Sons Incorporated
c/o Merrill Lynch & Co.
  Merrill Lynch, Pierce,
  Fenner & Smith Incorporated
Merrill Lynch World Headquarters
North Tower
New York, New York 10281-1201


Ladies and Gentlemen:

            The undersigned is a securityholder of Hanover Direct, Inc. (the "Company"). The undersigned understands that the Company and certain securityholders of the Company plan to sell shares of the Company's common stock, par value $.662/3 per share ("Common Stock"), including shares subject to over-allotment options, to certain underwriters (the "Underwriters") represented by Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Alex. Brown & Sons Incorporated. The Underwriters propose to offer such shares of Common Stock to the public (the "Offering").

            In order to induce the Underwriters to participate in the Offering, the undersigned represents and agrees that from the date of this letter until 180 days after the Registration Statement on Form S-3 (Registration No. 33-52353) relating to the sale of 10,000,000 shares of Common Stock (excluding the shares of Common Stock to be sold upon exercise of the Underwriters' over-allotment options) filed by the Company with the Securities and Exchange Commission, as amended (the "Registration Statement"), becomes effective, the undersigned will not, without the prior written consent of Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, directly or indirectly sell (or offer or contract to sell), transfer, pledge or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock except to affiliates of NAR Group Limited; provided, however, that any such affiliate-transferee will execute and deliver a copy of this letter agreement to Merill Lynch & Co.

CUSIP NO. 440506 10 3             13D                       Page 12 of 14 Pages



            This letter will further confirm that the undersigned has not taken, and until 180 days after the effective date of the Registration Statement, will not take, directly or indirectly, any action which might result in the stabilization of the price of the Common Stock.

            This letter may be relied upon by the Company and the Underwriters.

                                                   Very truly yours,

                                                   WESTMARK HOLDINGS LIMITED


                                                   By:    /s/John R. Schoemer
                                                      -----------------------
                                                      Name:  John R. Schoemer
                                                      Title: Attorney-in-Fact

Confirmed and accepted as of
the date first above written:

MERRILL LYNCH & CO.
  Merrill Lynch, Pierce,
  Fenner & Smith Incorporated
ALEX. BROWN & SONS INCORPORATED

By:  MERRILL LYNCH & CO.
            Merrill Lynch, Pierce,
            Fenner & Smith Incorporated


By:      /s/Charles S. Hilliard
     --------------------------
     Name:  Charles S. Hilliard
     Title: Associate

On behalf of themselves and each of the
Underwriters

CUSIP NO. 440506 10 3             13D                       Page 13 of 14 Pages



                                                                      Exhibit GG

                                                   March 8, 1994


MERRILL LYNCH & CO.
  Merrill Lynch, Pierce,
  Fenner & Smith Incorporated
Alex. Brown & Sons Incorporated
c/o Merrill Lynch & Co.
  Merrill Lynch, Pierce,
  Fenner & Smith Incorporated
Merrill Lynch World Headquarters
North Tower
New York, New York 10281-1201


Ladies and Gentlemen:

            The undersigned is a securityholder of Hanover Direct, Inc. (the "Company"). The undersigned understands that the Company and certain securityholders of the Company plan to sell shares of the Company's common stock, par value $.662/3 per share ("Common Stock"), including shares subject to over-allotment options, to certain underwriters (the "Underwriters") represented by Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Alex. Brown & Sons Incorporated. The Underwriters propose to offer such shares of Common Stock to the public (the "Offering").

            In order to induce the Underwriters to participate in the Offering, the undersigned represents and agrees that from the date of this letter until 180 days after the Registration Statement on Form S-3 (Registration No. 33-52353) relating to the sale of 10,000,000 shares of Common Stock (excluding the shares of Common Stock to be sold upon exercise of the Underwriters' over-allotment options) filed by the Company with the Securities and Exchange Commission, as amended (the "Registration Statement"), becomes effective, the undersigned will not, without the prior written consent of Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, directly or indirectly sell (or offer or contract to sell), transfer, pledge or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock. In the event that the Registration Statement does not become effective by May 31, 1994, this letter agreement shall be of no further effect.

            This letter will further confirm that the undersigned has not taken, and until 180 days after the effective date of the Registration Statement, will not take, directly or indirectly, any action which might result in the stabilization of the price of the Common Stock.

CUSIP NO. 440506 10 3             13D                       Page 14 of 14 Pages




            This letter may be relied upon by the Company and the Underwriters.

                                                   Very truly yours,


                                                      /s/Alan G. Quasha
                                                   --------------------
                                                   Name: Alan G. Quasha

Confirmed and accepted as of
the date first above written:

MERRILL LYNCH & CO.
  Merrill Lynch, Pierce,
  Fenner & Smith Incorporated
ALEX. BROWN & SONS INCORPORATED

By:  MERRILL LYNCH & CO.
       Merrill Lynch, Pierce,
       Fenner & Smith Incorporated


By:      /s/Charles S. Hilliard
     --------------------------
     Name:  Charles S. Hilliard
     Title: Associate

On behalf of themselves and each of the
Underwriters